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                                                                    EXHIBIT 10.6
                                AVENUE A, INC.

                            SHARE PURCHASE AGREEMENT

     THIS SHARE PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of this 26th day of May, 1998, by and between Avenue A, Inc. (the "Company"), a Washington corporation, and the undersigned purchaser of the Company's common stock (the "Shareholder").

                                    RECITALS

     A. The Shareholder desires to purchase shares of the Company's common stock upon the terms and conditions below.

     B. Each of the other shareholders of the Company is entering into an agreement substantially identical to this Agreement.

                                   AGREEMENT

1.   Sale and Purchase of Shares

     Subject to the terms and conditions of this Agreement, the Shareholder agrees to purchase from the Company, and the Company agrees to sell to the Shareholder, 3,300,000 shares of the common stock of the Company (the "Shares", and as further defined below) at a purchase price of $0.01 per share. In connection with the execution of this Agreement, the Shareholder has delivered to the Company a check in the amount of the aggregate purchase price, receipt of which is hereby acknowledged by the Company. The sale and transfer of the Shares shall be effective as of the date of this Agreement. "Shares" shall be defined as the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

2.   Disposition Prohibited

     The Shareholder shall not dispose of any of his, her or its Shares except as permitted by this Agreement, and any such attempted disposition shall be void and shall not be recognized or registered upon the books of the Company. The term "dispose" includes, but is not limited to, the acts of selling, assigning, transferring,

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pledging, encumbering, giving away, devising, and any other form of conveying, including conveyances caused by marital separation, divorce, receivership, or bankruptcy, whether voluntary or involuntary or by operation of law.

3.   Right of First Refusal

     3.1  Restriction

     Before any Shares held by the Shareholder or any transferee of the Shareholder (either being sometimes referred to as the "Holder") may be sold or otherwise disposed of (as defined above but excluding transfers described in and governed by Section 4), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3 (the "Right of First Refusal").

     3.2  Notice of Proposed Transfer

     The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (a) the Holder's bona fide intention to sell or otherwise transfer such Shares; (b) the name and address of any proposed purchaser or other transferee ("Proposed Transferee"); (c) the number of Shares to be transferred; and (d) the terms and conditions of any proposed sale or transfer, including the proposed purchase price for the Shares to be transferred (the "Offered Price").

     3.3  Exercise of Right of First Refusal

     At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection 3.4 below.

     3.4  Purchase Price

     The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 3 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

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     3.5  Payment

     Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     3.6  Holder's Right to Transfer

     If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in Section 3.3, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee and any spouse executes an endorsement in the form attached as Exhibit Error! Reference source not found., acknowledging that the provisions of this Agreement shall continue to apply to the Shares in the hands of such Proposed Transferee (an "Endorsement"). If the Shares are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     3.7  Exception for Certain Family Transfers

     Notwithstanding anything to the contrary in this Section 3, the transfer of any or all of the Shares during the Shareholder's lifetime or on the Shareholder's death by will or intestacy to the Shareholder's Immediate Family or a trust for the benefit of the Shareholder's Immediate Family shall be exempt from the provisions of this Section 3. "Immediate Family" as used herein shall mean the Shareholder's spouse (except in the case of divorce), father, mother, brother, sister or children or an entity in which all beneficial ownership interests are held by the Shareholder, any of the aforementioned persons or any other such entity. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement, shall execute an Endorsement and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

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4.   Involuntary Transfer

     4.1  Company's Right to Purchase upon Involuntary Transfer

     In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death, divorce, legal separation or bankruptcy, but excluding a transfer to Immediate Family as set forth in Section 3.7 above) of all or a portion of the Shares by the Holder, the Company or its assignee(s) shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by the Holder for such Shares or the Fair Market Value (as defined below) of the Shares on the date of transfer. The Holder or the Holder's executor shall promptly notify the Secretary of the Company in writing of such involuntary transfer. The right to purchase such Shares shall be provided to the Company or its assignee(s) for a period of thirty (30) days following receipt by the Company of such written notice. In the event that the proposed transfer is required by the order, judgment or decision of a court, arbitrator or other third party, the Holder or the Holder's executor shall notify such court, arbitrator or other third party of the Company's rights under this Section 4.1.

     4.2  Price for Involuntary Transfer

     For purposes of this Agreement, the "Fair Market Value" of the Shares shall be defined as the value of the Shares as determined by the Board of Directors of the Company, which value reflects the then-current value of the Shares in terms of present earnings and future prospects of the Company. The Company shall notify the Holder or the Holder's executor of the Fair Market Value within thirty (30) days after receipt by it of written notice of the proposed transfer of Shares. However, if the Holder or the Holder's executor does not agree with the valuation as determined by the Board of Directors of the Company, the Holder or the Holder's executor shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Holder or the Holder's executor and whose fees shall be borne equally by the Company and the Holder or the Holder's estate.

5.   Assignment of Company Rights

     The rights of the Company to purchase any part of the Shares may be assigned in whole or in part to any Shareholder or Shareholders of the Company or other persons or organizations.

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6.   Restrictions Binding on Transferees

     All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

7.   Termination of Rights

     This Agreement shall terminate upon the closing of the first sale of Common Stock of the Company to the general public (an "Initial Public Offering") under a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act") or any successor statute. Upon termination of this Agreement, a new certificate or certificates representing the Shares shall be issued, on request, without the second paragraph of the legend required by
Section 10.1 and delivered to the Shareholder.

8.   Representations, Warranties and Covenants of the Shareholder

     The Shareholder represents, warrants and covenants to the Company that:

     8.1  No Sale or Distribution; Investigation

     The Shareholder is purchasing the Shares for the Shareholder's own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares. No one other than the Shareholder has any beneficial interest in the Shares. The Shareholder has had full opportunity to ask questions and receive answers concerning the Shares and the financial condition of the Company.

     8.2  Authority; Binding Agreement

     The Shareholder has the full legal right, power and authority to enter into and to perform this Agreement. This Agreement constitutes the Shareholder's valid and binding obligation, enforceable against the Shareholder in accordance with its terms.

     8.3  No Registration of Shares; Restricted Securities

     The Shareholder understands that the Shares have not been registered under the Securities Act by reason of a specific exemption, which exemption depends upon, among other things, the bona fide nature of the Shareholder's investment intent as expressed here. The Shareholder understands that the Shares are characterized as "restricted securities" under the federal securities laws because they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration

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under the Securities Act only in certain limited circumstances. In this connection, the Shareholder represents that he, she or it is familiar with Rule 144 and Rule 701 under the Securities Act, as presently in effect, and understands the resale limitations imposed by the Securities Act.

9.   Restrictive Legends and Stop-Transfer Orders

     9.1  Restrictive Legend

     The Secretary of the Company shall endorse all certificates representing Shares owned by the Shareholder and all certificates representing Shares issued or transferred after this Agreement is entered into with the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (b) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (c) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     9.2  Stop Transfer Order; No Transfer in Violation of Agreement

     The Shareholder agrees that, in order to ensure compliance with this Agreement's restrictions, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own

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securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10.  Miscellaneous

     10.1  Entire Agreement; Specific Enforcement; Severability

     This Agreement is the entire agreement of the parties regarding its subject matter and supersedes all prior written or oral communications or agreements. The Shareholder expressly agrees that the Company and the other shareholders will be irreparably damaged if this Agreement is not specifically enforced.
Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Shareholder, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Agreement. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other part of this Agreement.

     10.2  Notices

     Notices given pursuant to this Agreement shall be deemed duly given on the date of personal delivery, on the date sent by fax or three days after mailing if mailed by certified or registered mail, return receipt requested, postage prepaid, to the party at its address on the signature page below or such other address of which the addressee may subsequently notify the other parties in writing.

     10.3  Expenses

     Except as specifically provided to the contrary, each party shall pay his, her or its own expenses incurred in connection with this Agreement or any transactions contemplated by this Agreement.

     10.4  Governing Law

     This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the state of Washington applicable to

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the construction and enforcement of contracts wholly executed and performed in
Washington.

     10.5  Counterparts

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.6  Amendments; Waivers

     Neither this Agreement nor any provision may be amended except by written agreement signed by the parties. No waiver of any breach or default shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

     AVENUE A, INC.

     By:    /s/ ERIC A. MOEN
           ---------------------------
     Name:  Eric A. Moen
           ---------------------------
     Title: Secretary/Treasurer
           ---------------------------

     Company address:  Avenue A, Inc.
                       1100 Olive Way
                       Suite 1270
                       Seattle, WA 98101
                       Attention:  Eric A. Moen


     SHAREHOLDER

     Signature: /s/ NICOLAS J. HANAUER
                ---------------------------
     Name:      Nicolas J. Hanuer
                ---------------------------
     Address:
                ---------------------------

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